                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 3, 2004
                                                           -------------


                              BOB EVANS FARMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                       0-1667              31-4421866
---------------                ---------------     ------------------
(State or other                (Commission File      (IRS Employer
jurisdiction of                    Number)         Identification No.)
incorporation)

                  3776 South High Street, Columbus, Ohio 43207
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 491-2225
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                         -------------------------------
                         (Former name or former address,
                         if changed since last report.)










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Item 5.  Other Events and Regulation FD Disclosure.
--------------------------------------------------

         On May 3, 2004, Bob Evans Farms, Inc. (the "Company") issued a press release announcing that Larry C. Corbin will resign as Executive Vice President
- Restaurant Operations of the Company effective July 1, 2004 and that Randall
J. Hicks, Senior Vice President - Restaurant Operations of the Company, will be appointed Executive Vice President - Restaurant Operations of the Company effective July 1, 2004. Mr. Corbin will continue to serve on the Company's Board of Directors following his retirement.

Item 7.  Financial Statements and Exhibits.
------------------------------------------

         (a) and (b)       Not applicable.

         (c) Exhibits:

         The following exhibit is included pursuant to Item 5. Other Events and Regulation FD Disclosure of Form 8-K:

Exhibit No.       Description
-----------       -----------

         99 News Release issued by Bob Evans Farms, Inc. on May 3, 2004, announcing the appointment of Randy Hicks to Executive VP of Restaurant Operations and the retirement of Larry Corbin.






                      [Remainder of page intentionally left
                      blank; signature on following page.]


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BOB EVANS FARMS, INC.


Dated:  May 3, 2004                   By: /s/ Donald J. Radkoski
                                         --------------------------------------
                                           Donald J. Radkoski
                                              Chief Financial Officer,
                                              Treasurer and Secretary


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                                INDEX TO EXHIBITS

                           Current Report on Form 8-K
                                Dated May 3, 2004

                              Bob Evans Farms, Inc.

Exhibit No.       Description
-----------       -----------

       99         News Release issued by Bob Evans Farms, Inc. on May 3, 2004.






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